INTERCAPITAL CALIFORNIA INSURED MUNICIPAL INCOME TRUST Two World Trade Center, New York, New York 10048

LETTER TO THE SHAREHOLDERS October 31, 1996

DEAR SHAREHOLDER:


We are pleased to present the annual report on the operations of InterCapital California Insured Municipal Income Trust (IIC) for the fiscal year ended October 31, 1996.

Stronger economic growth and the potential threat of inflation shifted the tone of the fixed-income markets from bullish to bearish in early 1996. This change in market psychology was confirmed in March by a surprisingly large increase in payroll employment. The rise in interest rates between February and July may be attributed to market weakness on the days that strong monthly employment figures were reported. The bond market sporadically pushed long-term yields higher, anticipating that the Federal Reserve Board might raise the federal-funds rate. However, with slower growth in employment and overall economic activity between August and October, the central bank left monetary policy unchanged. As a result, by the end of October the fixed-income markets had regained an optimistic outlook and rallied to levels not seen since February.

MUNICIPAL MARKET CONDITIONS

Between February and July, 30-year insured revenue bond yields rose 75 basis points from 5.40 percent to reach 6.15 percent in April and again in mid-June. Subsequently, demand for municipal bonds improved and followed the trend of U.S. Treasury securities toward lower yields. Insured bond yields reached 5.60 percent by the end of October. One-year municipal note yields declined marginally from 3.80 percent to 3.70 percent over the past 12 months. In October, the yield curve pickup for extending maturities from 1 to 30 years was 190 basis points.

The ratio of insured revenue bond yields to 30-year U.S. Treasury yields, moved from 91 percent to 84 percent over the course of the fiscal year. A declining ratio means that municipal bond prices outperformed U.S. Treasury prices. The relative improvement in municipals occurred as flat tax proposals failed to gain public support.

The municipal market also benefited from steady demand. In addition to regular maturities and calls for redemption this year, it has been estimated

INTERCAPITAL CALIFORNIA INSURED MUNICIPAL INCOME TRUST
LETTER TO THE SHAREHOLDERS October 31, 1996, continued

that investors also faced the retirement of over $60 billion of debt that has been previously refinanced. On the supply side, new issues increased 20 percent to $147 billion over the calendar year to date.



INTERCAPITAL CALIFORNIA INSURED MUNICIPAL INCOME TRUST

         (The chart below represents information which appears as a graphic in the printed report)

         A pie chart reflecting the credit quality of the portfolio ratings of the Five Largest Sectors as of October 31, 1996.

         SECTORS                                     PERCENT
         -------                                     -------
         All others                                    22%
         Water & Sewer                                 22%
         Electric                                      17%
         Public Facilities                             15%
         Tax Allociation                               15%
         Transportation                                 9%




         CREDIT ENHANCEMENTS                         PERCENT
         -------------------                         -------
         MBIA (Municipal Bond Investor
                  Assurance Corp.)                     52%
         AMBAC (AMBAC Indemnity Corp)                  24%
         FGIC (Financial Guaranty Ins. Co.)            20%
         FSA (Financial Security Assurance Inc.)        4%


PERFORMANCE

The Trust's net asset value (NAV) increased from $13.40 to $13.55 per share during the fiscal year ended October 31, 1996. Based on this NAV change plus reinvestment of tax-free dividends totaling $0.72 per share, the Trust's total return was 7.47 percent. Over the same period, the IIC's market price on the New York Stock Exchange increased from $11.75 to $12.00 per share. Based on this market price change and reinvestment of tax-free dividends, the Trust's total return was 8.54 percent.

IIC began the fiscal year trading at a 12 percent discount to NAV and closed at an 11 percent discount. Undistributed net investment income available for dividends improved $0.045 per share during the year to $0.085 per share. As a result, the Trust's monthly dividend was increased from $0.06 to $0.0625 per share beginning with the November 1996 payment.

PORTFOLIO STRUCTURE

On October 31, 1996, the Trust's net assets of $244 million were diversified among 9 long-term municipal sectors and 39 credits. The average maturity and call protection of IIC's long-term portfolio were 23 and 7 years, respectively. To assure the timely payment of principal and interest, each position in the portfolio was backed by triple "A" rated bond insurance.

THE IMPACT OF LEVERAGING

As discussed in previous reports, the total income available for distribution to common shareholders includes incremental income provided by the Trust's outstanding Auction Rate Preferred Shares (ARPS). ARPS dividends reflect prevailing short-term interest rates on maturities normally ranging from one week to one year. Incremental income to common shares depends on two factors: first, the spread between interest earned on the long-term bonds in the established portfolio of

INTERCAPITAL CALIFORNIA INSURED MUNICIPAL INCOME TRUST
LETTER TO THE SHAREHOLDERS October 31, 1996, continued

investments and the ARPS auction rate plus ARPS expenses; second, the amount of ARPS outstanding. The greater the amount of ARPS outstanding, the greater the amount of incremental income available for distribution to common shareholders.

Weekly ARPS yields ranged between 2.20 and 5.00 percent during the fiscal year. Leverage contributed approximately $0.08 per share to common share earnings during the fiscal year. Four ARPS series totaling $65 million and representing 27 percent of net assets were outstanding.

LOOKING AHEAD

The balance between the supply of new issues and demand created by maturities is expected to remain positive for the municipal market. Long-term insured municipal securities currently yield 84 percent of U.S. Treasury securities and may be expected to move in tandem with the Treasury market. Although municipal performance relative to U.S. Treasury securities has improved, tax-exempts could again be affected by market uncertainty if new tax reduction proposals were to resurface.

The Trust's procedure for reinvestment of all dividends and distributions on common shares is through purchases in the open market. This method helps to support the market value of the Trust's shares. In addition, we would like to remind you that the Trustees have approved a procedure whereby the Trust, when appropriate, may purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase. Over the past fiscal year IIC purchased and retired 520,300 shares of common stock at a weighted average market discount of 11.69 percent. The Trust may also utilize procedures to reduce or eliminate the amount of outstanding ARPS, including their purchase in the open market or in privately negotiated transactions.

We appreciate your ongoing support of InterCapital California Insured Municipal Income Trust and look forward to continuing to serve your investment needs.

Very truly yours,

/s/ Charles A. Fiumefreddo
CHARLES A. FIUMEFREDDO
Chairman of the Board

INTERCAPITAL CALIFORNIA INSURED MUNICIPAL INCOME TRUST
RESULTS OF ANNUAL MEETING (unaudited)

                                    * * *

On October 29, 1996, an annual meeting of the Trust's shareholders was held for the purpose of voting on three separate matters, the results of which were as follows:
(1) ELECTION OF TRUSTEES:
Dr. Manuel H. Johnson



   For  .................... 9,935,407
  Withheld  ...............    320,787



John L. Schroeder



   For  .................... 9,957,651
  Withheld  ...............    298,543



The following Trustees were not standing for reelection at this meeting:

Michael Bozic, Charles A. Fiumefreddo, Edwin J. Garn, John R. Haire, Michael
E. Nugent and Philip J. Purcell.

(2) CONTINUANCE OF THE CURRENTLY EFFECTIVE INVESTMENT MANAGEMENT AGREEMENT WITH DEAN WITTER INTERCAPITAL INC.:



   For  .................... 9,598,727
  Against  ................    184,884
  Abstain  ................    472,583



(3) RATIFICATION OF PRICE WATERHOUSE LLP AS INDEPENDENT ACCOUNTANTS:



   For  .................... 9,865,015
  Against  ................    116,249
  Abstain  ................    274,930

INTERCAPITAL CALIFORNIA INSURED MUNICIPAL INCOME TRUST
PORTFOLIO OF INVESTMENTS October 31, 1996



 PRINCIPAL
 AMOUNT IN                                                                    COUPON   MATURITY
 THOUSANDS                                                                     RATE      DATE         VALUE
----------------------------------------------------------------------------------------------------------------
            CALIFORNIA TAX-EXEMPT MUNICIPAL BONDS (97.9%)
            General Obligation (6.8%)
  $  9,000  California, Various Purpose 04/01/93 (FSA)  .....................  5.50 %  04/01/19    $  8,718,030
            Industry,
     3,000   Refg Issue of 1993 (MBIA)  .....................................  5.50    07/01/13      3,009,510
     4,900   Refg Issue of 1993 (MBIA)  .....................................  5.50    07/01/16      4,893,777
-----------                                                                                      ---------------
    16,900                                                                                          16,621,317
-----------                                                                                      ---------------
            Electric Revenue (17.2%)
     5,000  Los Angeles Department of Water & Power, Refg Issue of 1993
             (Secondary MBIA)  ..............................................  5.875   09/01/30      5,035,450
     8,000  M-S-R Public Power Agency, San Juan Refg Ser F (AMBAC)  .........  6.00    07/01/20      8,183,520
     7,000  Northern California Transmission Agency, California -Oregon
             Transmission Refg Ser 1993 A (MBIA)  ...........................  5.25    05/01/20      6,551,930
            Sacramento Municipal Utility District,
     3,000   Refg 1993 Ser D (FGIC)  ........................................  5.25    11/15/12      2,920,680
     8,000   Refg 1993 Ser D (MBIA)  ........................................  5.625   11/15/15      7,819,840
    12,000  Southern California Public Power Authority, Power 1993 Sub Refg
              Ser A (FGIC)  .................................................  5.45    07/01/17     11,369,400
-----------                                                                                      ---------------
    43,000                                                                                          41,880,820
-----------                                                                                      ---------------
            Hospital Revenue (7.7%)
     4,150  Bakersfield, Adventist Health West Ser 1993 (MBIA)  .............  5.50    03/01/19      3,994,831
     3,000  California Health Facilities Financing Authority, Children's
             Hospital - San Diego Ser 1993 (MBIA)  ..........................  5.75    07/01/23      2,975,460
            California Statewide Communities Development Authority,
     5,000   Motion Picture & Television Fund COPs (AMBAC)  .................  5.375   01/01/20      4,792,050
     5,000   UniHealth America 1993 Ser A COPs (AMBAC)  .....................  5.50    10/01/14      4,932,500
     2,000  Marysville, Fremont -Rideout Health Group Refg Ser 1993-A
             (AMBAC)  .......................................................  5.55    01/01/13      1,971,740
-----------                                                                                      ---------------
    19,150                                                                                          18,666,581
-----------                                                                                      ---------------
            Mortgage Revenue -Single Family (1.3%)
     3,000  California Housing Finance Agency, Home 1996 Ser E (AMT) (MBIA)    6.05    08/01/15      3,026,460
-----------                                                                                      ---------------
            Public Facilities Revenue (15.2%)
    10,000  Alameda County, Santa Rita Jail 1993 Refg COPs (MBIA)  ..........  5.70    12/01/14     10,079,800
    14,000  Beverly Hills Public Financing Authority, 1993 Refg Ser A (MBIA)   5.65    06/01/15     13,467,860
     9,000  California Public Works Board, Corrections Refg 1993 Ser B
             (MBIA)  ........................................................  5.50    12/01/12      9,044,280
     5,000  Modesto, Community Center Refg 1993 Ser A COPs (AMBAC)  .........  5.00    11/01/23      4,624,100
-----------                                                                                      ---------------
    38,000                                                                                          37,216,040
-----------                                                                                      ---------------

                      SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL CALIFORNIA INSURED MUNICIPAL INCOME TRUST
PORTFOLIO OF INVESTMENTS October 31, 1996, continued

 PRINCIPAL
 AMOUNT IN                                                                    COUPON   MATURITY
 THOUSANDS                                                                     RATE      DATE         VALUE
----------------------------------------------------------------------------------------------------------------
            Tax Allocation (14.6%)
 $   7,000  Long Beach Financing Authority, Ser 1992 (AMBAC)  ...............  5.50 %  11/01/22    $   6,756,190
     5,000  Orange Redevelopment Agency, Southwest Refg Issue of 1993 A
             (AMBAC)  .......................................................  5.70    10/01/23       4,952,200
     7,500  Port Hueneme Redevelopment Agency, Central Community 1993 Refg
             (AMBAC)  .......................................................  5.50    05/01/23       7,226,775
     5,000  Poway Redevelopment Agency, Paguay Sub Refg Ser 1993 (FGIC)  ....  5.50    12/15/23       4,815,700
     3,000  Riverside Redevelopment Agency, Merged Refg 1993 Ser A (MBIA)  ..  5.625   08/01/23       2,948,790
     5,000  Santa Clara Redevelopment Agency, Bayshore North 1992 Refg
             (AMBAC)  .......................................................  5.75    07/01/14       5,048,900
     4,000  Simi Valley Public Financing Authority, 1993 Refg (MBIA)  .......  5.50    09/01/15       3,899,000
-----------                                                                                      ---------------
    36,500                                                                                           35,647,555
-----------                                                                                      ---------------
            Transportation Facilities Revenue (8.5%)
     6,000  Los Angeles County Metropolitan Transportation Authority, Sales
             Tax Refg
             Ser 1993-A (MBIA)  .............................................  5.625   07/01/18       5,914,560
     7,000  Los Angeles County Transportation Commission, Second Sr Ser 1992
             A (MBIA)  ......................................................  6.00    07/01/23       7,145,740
     5,000  San Francisco Airports Commission, San Francisco Int'l Airport
             Second Ser Refg Issue 2 (MBIA)  ................................  6.75    05/01/20       5,532,450
     2,300  San Francisco Bay Area Rapid Transit District, Sales Tax Ser
             1995 (FGIC)  ...................................................  5.50    07/01/20       2,237,532
-----------                                                                                      ---------------
    20,300                                                                                           20,830,282
-----------                                                                                      ---------------
            Water & Sewer Revenue (22.1%)
    10,000  California Department of Water Resources, Central Valley Ser L
             (Secondary MBIA)  ..............................................  5.75    12/01/19       9,974,100
     7,000  Eastern Municipal Water District, Ser 1993-A COPs (FGIC)  .......  5.25    07/01/23       6,515,950
    10,000  Los Angeles, Wastewater Refg Ser 1993-A (MBIA)  .................  5.80    06/01/21      10,019,500
     3,000  Oceanside, Water 1993 Refg COPs (AMBAC)  ........................  5.70    08/01/14       3,023,130
     3,500  Redding Joint Powers Financing Authority, Wastewater Refg 1992
             Ser A (FGIC)  ..................................................  6.00    12/01/11       3,647,525
     2,500  San Elijo Joint Powers Authority, 1993 Refg (FGIC)  .............  5.00    03/01/20       2,260,575
     5,000  Santa Maria, Local Water & Refg Ser 1993 COPs (FGIC)  ...........  5.50    08/01/21       4,810,050
     9,000  South County Regional Wastewater Authority, Morgan Hill
             Ser 1992 B (FGIC)  .............................................  5.50    08/01/22       8,686,980
     5,000  West & Central Basin Financing Authority, Water Ser 1992 (AMBAC)   6.125   08/01/22       5,143,700
-----------                                                                                      ---------------
    55,000                                                                                           54,081,510
-----------                                                                                      ---------------
            Other Revenue (4.5%)
     1,250  Sacramento Area Flood Control Agency, Capital Assessment
             District #2
             Ser 1995 (FGIC)  ...............................................  5.375   10/01/25       1,202,963
    10,000  Puerto Rico Telephone Authority, Refg Ser M (MBIA)  .............  5.45    01/16/15       9,792,400
-----------                                                                                      ---------------
    11,250                                                                                           10,995,363
-----------                                                                                      ---------------
   243,100  TOTAL CALIFORNIA TAX-EXEMPT MUNICIPAL BONDS (Identified Cost $239,792,481)  .........   238,965,928
-----------                                                                                      ---------------

                      SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL CALIFORNIA INSURED MUNICIPAL INCOME TRUST
PORTFOLIO OF INVESTMENTS October 31, 1996, continued

 PRINCIPAL
 AMOUNT IN                                                                    COUPON   MATURITY
 THOUSANDS                                                                     RATE      DATE         VALUE
----------------------------------------------------------------------------------------------------------------
            CALIFORNIA TAX-EXEMPT SHORT-TERM MUNICIPAL OBLIGATIONS (0.3%)
 $     300  California Pollution Control Financing Authority, Pacific Gas &
             Electric Co
             Ser 1996 F (Demand 11/01/96)  ..................................  3.60*%  11/01/26    $     300,000
       500  California Statewide Communities Development Authority, St
             Joseph Health
             COPs (Demand 11/01/96)  ........................................  3.50*   07/01/24         500,000
-----------                                                                                      ---------------
       800  TOTAL CALIFORNIA TAX-EXEMPT SHORT-TERM MUNICIPAL OBLIGATIONS
             (Identified Cost $800,000)  ........................................................       800,000
-----------                                                                                      ---------------
  $243,900  TOTAL INVESTMENTS (Identified Cost $240,592,481) (a)  ....................    98.2%     239,765,928
===========
            CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES  ..........................     1.8        4,443,741
                                                                                                 ---------------
            NET ASSETS  ..............................................................   100.0%    $244,209,669
                                                                                                 ===============

[FN]

------------

   AMT      Alternative Minimum Tax.

   COPs     Certificates of Participation.

   *        Current coupon of variable rate security.

   (a) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation was $1,778,997 and the aggregate gross unrealized depreciation was $2,605,550, resulting in net unrealized depreciation of $826,553.

   Bond Insurance:

   AMBAC    AMBAC Indemnity Corporation.

   FGIC     Financial Guaranty Insurance Company.

   FSA      Financial Security Assurance Inc.

   MBIA     Municipal Bond Investors Assurance Corporation.

                      SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL CALIFORNIA INSURED MUNICIPAL INCOME TRUST
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1996



ASSETS:
Investments in securities, at value
 (identified cost $240,592,481)  ........$   239,765,928
Cash ....................................        134,104
Interest receivable .....................      4,522,082
Deferred organizational expenses  .......          9,516
Prepaid expenses and other assets  ......         45,196
                                          --------------
  TOTAL ASSETS ..........................    244,476,826
                                          --------------
LIABILITIES:
Payable for:
 Investment management fee ..............         79,376
 Dividends to preferred shareholders  ...         57,752
 Common shares of beneficial interest
  repurchased ...........................         12,155
Accrued expenses ........................        117,874
                                          --------------
  TOTAL LIABILITIES .....................        267,157
                                          --------------
NET ASSETS:
Preferred shares of beneficial interest
 (1,000,000 shares authorized of
 non-participating $.01 par value, 1,300
 shares outstanding) ....................     65,000,000
                                          --------------
Common shares of beneficial interest
 (unlimited shares authorized of
 $.01 par value, 13,229,713 shares
 outstanding) ...........................    185,917,913
Net unrealized depreciation .............       (826,553 )
Accumulated undistributed net investment
 income .................................      1,130,503
Accumulated net realized loss ...........     (7,012,194 )
                                          --------------
  NET ASSETS APPLICABLE TO COMMON
  SHAREHOLDERS ..........................    179,209,669
                                          --------------
  TOTAL NET ASSETS ......................$   244,209,669
                                          ==============
NET ASSET VALUE PER COMMON SHARE
 ($179,209,669 divided by 13,229,713
 common shares outstanding) .............$         13.55
                                          ==============



                      SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL CALIFORNIA INSURED MUNICIPAL INCOME TRUST
FINANCIAL STATEMENTS, continued

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 1996


NET INVESTMENT INCOME:
INTEREST INCOME .......................   $13,880,028
                                        -------------
EXPENSES
Investment management fee .............       860,635
Auction commission fees ...............       160,847
Professional fees .....................       117,082
Transfer agent fees and expenses  .....        63,380
Auction agent fees ....................        35,448
Shareholder reports and notices  ......        35,059
Trustees' fees and expenses ...........        24,817
Registration fees .....................        24,740
Custodian fees ........................        12,530
Organizational expenses ...............         7,217
Other .................................        34,682
                                        -------------
  TOTAL EXPENSES BEFORE EXPENSE OFFSET      1,376,437
  LESS: EXPENSE OFFSET  ...............       (12,334)
                                        -------------
  TOTAL EXPENSES AFTER EXPENSE OFFSET       1,364,103
                                        -------------
  NET INVESTMENT INCOME ...............    12,515,925
                                        -------------
NET REALIZED AND UNREALIZED GAIN
 (LOSS):
Net realized loss .....................      (279,566)
Net change in unrealized depreciation         814,615
                                        -------------
  NET GAIN ............................       535,049
                                        -------------
NET INCREASE ..........................   $13,050,974
                                        =============



                      SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL CALIFORNIA INSURED MUNICIPAL INCOME TRUST
FINANCIAL STATEMENTS, continued

STATEMENT OF CHANGES IN NET ASSETS



                                                    FOR THE YEAR      FOR THE YEAR
                                                   ENDED OCTOBER     ENDED OCTOBER
                                                      31, 1996          31, 1995
-----------------------------------------------  ----------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income ..........................    $ 12,515,925      $ 12,794,955
Net realized loss ..............................        (279,566)       (1,937,406)
Net change in unrealized depreciation  .........         814,615        31,391,341
                                                 ----------------  ----------------
  NET INCREASE .................................      13,050,974        42,248,890
                                                 ----------------  ----------------
DIVIDENDS TO SHAREHOLDERS FROM NET INVESTMENT
INCOME:
Preferred ......................................      (2,233,731)       (2,483,266)
Common .........................................      (9,706,672)      (10,726,273)
                                                 ----------------  ----------------
  TOTAL ........................................     (11,940,403)      (13,209,539)
                                                 ----------------  ----------------
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST:
Preferred ......................................         --            (19,750,000)
Common .........................................      (6,133,345)       (3,733,282)
                                                 ----------------  ----------------
  TOTAL ........................................      (6,133,345)      (23,483,282)
                                                 ----------------  ----------------
  NET INCREASE (DECREASE) ......................      (5,022,774)        5,556,069
NET ASSETS:
Beginning of period ............................     249,232,443       243,676,374
                                                 ----------------  ----------------
  END OF PERIOD
  (Including undistributed net investment
 income
  of $1,130,503 and $554,981, respectively)  ...    $244,209,669      $249,232,443
                                                 ================  ================



                      SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL CALIFORNIA INSURED MUNICIPAL INCOME TRUST
NOTES TO FINANCIAL STATEMENTS October 31, 1996

1. Organization and Accounting Policies

InterCapital California Insured Municipal Income Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Trust's investment objective is to provide current income which is exempt from both federal and California income taxes. The Trust was organized as a Massachusetts business trust on November 2, 1992 and commenced operations on February 26, 1993.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- Portfolio securities are valued by an outside independent pricing service approved by the Trustees. The pricing service has informed the Trust that in valuing the portfolio securities, it uses both a computerized matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the bid side of the market each day. The portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. Short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. The Trust amortizes premiums and accretes discounts over the life of the respective securities. Interest income is accrued daily.

C. FEDERAL INCOME TAX STATUS -- It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable and nontaxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Trust records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment

INTERCAPITAL CALIFORNIA INSURED MUNICIPAL INCOME TRUST
NOTES TO FINANCIAL STATEMENTS October 31, 1996, continued

income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

E. ORGANIZATIONAL EXPENSES -- Dean Witter InterCapital Inc. (the "Investment Manager") paid the organizational expenses of the Trust's common shares in the amount of $36,000 which have been reimbursed for the full amount thereof. Such expenses have been deferred and are being amortized by the straight-line method over a period not to exceed five years from the commencement of operations.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement, the Trust pays the Investment Manager a management fee, calculated weekly and payable monthly, by applying the annual rate of 0.35% to the Trust's average weekly net assets.


Under the terms of the Agreement, in addition to managing the Trust's investments, the Investment Manager maintains certain of the Trust's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Trust who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Trust.

3. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended October 31, 1996 aggregated $3,000,000 and $8,642,366, respectively.

Dean Witter Trust Company, an affiliate of the Investment Manager, is the Trust's transfer agent. At October 31, 1996, the Trust had transfer agent fees and expenses payable of approximately $12,000.

The Trust has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Trust who will have served as independent Trustees for at least five years at the time of

INTERCAPITAL CALIFORNIA INSURED MUNICIPAL INCOME TRUST
NOTES TO FINANCIAL STATEMENTS October 31, 1996, continued

retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended October 31, 1996 included in Trustees' fees and expenses in the Statement of Operations amounted to $9,963. At October 31, 1996, the Trust had an accrued pension liability of $25,880 which is included in accrued expenses in the Statement of Assets and Liabilities.

4. PREFERRED SHARES OF BENEFICIAL INTEREST


The Trust is authorized to issue up to 1,000,000 non-participating preferred shares of beneficial interest having a par value of $.01 per share, in one or more series, with rights as determined by the Trustees, without approval of the common shareholders. The Trust has issued Series 1 through 4 Auction Rate Preferred Shares ("Preferred Shares") which have a liquidation value of $50,000 per share plus the redemption premium, if any, plus accumulated but unpaid dividends, whether or not declared, thereon to the date of distribution. The Trust may redeem such shares, in whole or in part, at the original purchase price of $50,000 per share plus accumulated but unpaid dividends, whether or not declared, thereon to the date of redemption.


Dividends, which are cumulative, are reset through auction procedures.


                       AMOUNT IN                   RESET     RANGE OF DIVIDEND
 SERIES     SHARES*    THOUSANDS*      RATE*        DATE          RATES**
--------  ---------  ------------  -----------  ----------  ------------------
    1         200       $10,000        3.40 %     12/27/96    2.50% -- 3.982%
    2         400        20,000        2.80       11/01/96    2.75  -- 5.00
    3         500        25,000        3.177      11/01/96    2.75  -- 5.00
    4         200        10,000        3.40       01/03/97    2.20  -- 5.00


------------

*        As of October 31, 1996.

**       For the year ended October 31, 1996.


Subsequent to October 31, 1996 and up through December 9, 1996 the Trust paid dividends to Series 1 through 4 at rates ranging from 2.80% to 3.50% in the aggregate amount of $280,774.


The Trust is subject to certain restrictions relating to the preferred shares. Failure to comply with these restrictions could preclude the Trust from declaring any distributions to common shareholders or purchasing common shares and/or could trigger the mandatory redemption of preferred shares at liquidation value.

The preferred shares, which are entitled to one vote per share, generally vote with the common shares but vote separately as a class to elect two Trustees and on any matters affecting the rights of the preferred shares.

INTERCAPITAL CALIFORNIA INSURED MUNICIPAL INCOME TRUST
NOTES TO FINANCIAL STATEMENTS October 31, 1996, continued

5. COMMON SHARES OF BENEFICIAL INTEREST

Transactions in common shares of beneficial interest were as follows:


                                                                                                          CAPITAL PAID
                                                                                                          IN EXCESS OF
                                                                               SHARES       PAR VALUE      PAR VALUE
                                                                           ------------  -------------  --------------
Balance, October 31, 1994 ................................................   14,082,613     $140,826      $195,643,714
Treasury shares purchased and retired (weighted average discount 8.92%)*       (332,600)      (3,326)       (3,729,956)
                                                                           ------------  -------------  --------------
Balance, October 31, 1995 ................................................   13,750,013      137,500       191,913,758
Treasury shares purchased and retired (weighted average discount 11.69%)*      (520,300)      (5,203)       (6,128,142)
                                                                           ------------  -------------  --------------
Balance, October 31, 1996 ................................................   13,229,713     $132,297      $185,785,616
                                                                           ============  =============  ==============


------------

   *  The Trustees have voted to retire the shares purchased.

6. FEDERAL INCOME TAX STATUS


At October 31, 1996, the Trust had a net capital loss carryover of approximately $7,012,000 to offset future capital gains to the extent provided by regulations, which will be available through October 31 of the following years:



                               AMOUNT IN
            THOUSANDS
        2002        2003       2004      TOTAL
    ----------  ----------  --------  ---------
       $4,795      $1,938      $279     $7,012


7. DIVIDENDS TO COMMON SHAREHOLDERS

The Trust declared the following dividends from net investment income:

                    AMOUNT PER
 DECLARATIONDATE       SHARE       RECORD DATE       PAYABLE DATE
-----------------  -----------  ----------------  -----------------
October 30, 1996      $0.0625    November 8, 1996  November 22, 1996
November 26, 1996     $0.0625    December 6, 1996  December 20, 1996


INTERCAPITAL CALIFORNIA INSURED MUNICIPAL INCOME TRUST
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a common share of beneficial interest outstanding throughout each period:


                                                                                                FOR THE PERIOD
                                                           FOR THE YEAR ENDED OCTOBER 31**
                                                                                              FEBRUARY 26, 1993*
                                                         -----------------------------------        THROUGH
                                                            1996        1995++       1994     OCTOBER 31, 1993**
-------------------------------------------------------  ----------  -----------  ----------  ------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period  ..................   $13.40       $11.29      $ 14.87         $ 14.06
                                                         ----------  -----------  ----------  ------------------
Net investment income  .................................     0.93         0.92         1.07            0.62
Net realized and unrealized gain (loss)  ...............     0.05         2.12        (3.57)           0.89
                                                         ----------  -----------  ----------  ------------------
Total from investment operations  ......................     0.98         3.04        (2.50)           1.51
                                                         ----------  -----------  ----------  ------------------
Less dividends and distributions from:
 Net investment income  ................................    (0.72)       (0.77)       (0.87)          (0.43)
 Common share equivalent of dividends paid to preferred
 shareholders  .........................................    (0.17)       (0.18)       (0.20)          (0.11)
 Net realized gain  ....................................     --           --          (0.01)           --
                                                         ----------  -----------  ----------  ------------------
Total dividends and distributions  .....................    (0.89)       (0.95)       (1.08)          (0.54)
Anti-dilutive effect of acquiring treasury shares  .....     0.06         0.02         --              --
Offering costs charged against capital  ................     --           --           --             (0.16)
                                                         ----------  -----------  ----------  ------------------
Net asset value, end of period  ........................   $13.55       $13.40      $ 11.29         $ 14.87
                                                         ==========  ===========  ==========  ==================
Market value, end of period  ...........................   $12.00       $11.75      $11.125         $15.375
                                                         ==========  ===========  ==========  ==================
TOTAL INVESTMENT RETURN+ ..............................      8.54%       12.93%      (22.82)%          5.39% (1)
RATIOS TO AVERAGE NET ASSETS OF COMMON SHAREHOLDERS:
Total expenses before expense offset  ..................     0.76%        0.81% (3)    0.89%           0.73%(2)
Net investment income before preferred stock dividends       6.93%        7.39% (3)    8.12%           6.39%(2)
Preferred stock dividends  .............................     1.24%        1.44%        1.54%           1.11%(2)
Net investment income available to common shareholders       5.69%        5.95%        6.58%           5.28%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands  ............... $244,210    $249,232     $243,676      $309,759
Asset coverage on preferred shares at end of period  ...      375%         383%         287%            309%
Portfolio turnover rate  ...............................        1%           1%          12%              2%(1)

------------

   *   Commencement of operations.

   ** The per share amounts were computed using an average number of shares outstanding during the period.

   + Total investment return is based upon the current market value on the last day of each period reported. Dividends and distributions are assumed to be reinvested at the prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions.


   ++  Restated for comparative purposes.


   (1) Not annualized.

   (2) Annualized.


   (3) The above expense and net investment income ratios would have been 0.80% and 7.40%, respectively, after expense offset, which reflect 0.01% effect for custody cash credits.

                      SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL CALIFORNIA INSURED MUNICIPAL INCOME TRUST
REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES
OF INTERCAPITAL CALIFORNIA INSURED MUNICIPAL INCOME TRUST

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of InterCapital California Insured Municipal Income Trust (the "Trust") at October 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the three years in the period then ended and for the period February 26, 1993 (commencement of operations) through October 31, 1993, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1996 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York 10036
December 9, 1996

                     1996 FEDERAL TAX NOTICE (unaudited)

       During the year ended October 31, 1996, the Trust paid the following per share amounts from tax-exempt income: $0.72 to common shareholders, $1,538 to Series 1 preferred shareholders, $1,711 to Series 2 preferred shareholders, $1,720 to Series 3 preferred shareholders and $1,619 to Series 4 preferred shareholders.

TRUSTEES
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Sheldon Curtis
Vice President, Secretary and General Counsel

James F. Willison
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT
Dean Witter Trust Company
Harborside Financial Center
Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS
Price Waterhouse
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER
Dean Witter InterCapital Inc.
Two World Trade Center
New York, New York 10048

INTERCAPITAL
CALIFORNIA
INSURED
MUNICIPAL
INCOME
TRUST

ANNUAL REPORT
OCTOBER 31, 1996